UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2007

Date of Report (Date of earliest event reported)

APPLERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-04389	06-1534213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7
Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 840-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)        At a regularly scheduled meeting (the “November Board Meeting”) of the Applera Corporation (“Applera”) Board of Directors (the “Applera Board”) held on November 15, 2007, the Applera Board unanimously elected George F. Adam, Jr. as a director to serve on the Applera Board until his successor has been elected at the next Applera annual meeting of stockholders or until his earlier resignation, removal, or death. Mr. Adam’s election was effective on November 15, 2007, upon approval by the Applera Board. Mr. Adam was not elected pursuant to any arrangement or understanding between Mr. Adam and any other person.

Based on the recommendation of the Nominating/Corporate Governance Committee of the Applera Board, the Applera Board also appointed Mr. Adam to serve as a member of the Audit/Finance Committee of the Applera Board.

In connection with Mr. Adam’s election to the Applera Board, Applera did not enter into or materially amend any plan, contract, or arrangement that Mr. Adam will participate in as a director of Applera. Mr. Adam will be compensated for his service on the Applera Board in the same manner as other non-employee members of the Applera Board.

Attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.02 is the text of Applera’s November 15, 2007, press release announcing the election of Mr. Adam to the Applera Board.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)        At the November Board Meeting, the Applera Board also approved amendments to Sections 36 and 37 of the Corporation’s By-laws to permit the issuance of uncertificated securities. These amendments were adopted to comply with the rules of the New York Stock Exchange that require listed companies be eligible to participate in the Direct Registration System no later than January 1, 2008. The amendments were effective on November 15, 2007, upon approval by the Applera Board.

Attached hereto as Exhibit 3 and incorporated by reference into this Item 5.03 is the text of the Applera By-laws as so amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description

3	By-laws of Applera Corporation.

99.1	Press Release issued November 15, 2007, with respect to the election of George F. Adam, Jr. to the Applera Corporation Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ Thomas P. Livingston
Thomas P. Livingston
Vice President and Secretary

Dated: November 20, 2007

EXHIBIT INDEX

Exhibit No.	Description

3	By-laws of Applera Corporation.

99.1	Press Release issued November 15, 2007, with respect to the election of George F. Adam, Jr. to the Applera Corporation Board of Directors.